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                                                                   EXHIBIT 99.11

                                     FORM OF

                 GENERAL UNSECURED DEBT SUBORDINATION AGREEMENT

     This GENERAL UNSECURED DEBT SUBORDINATION AGREEMENT (this "Agreement"), dated as of ________ __, ____, among (i) SBC Communications Inc. ("SBC"), as (A) the lender under that certain Credit Agreement dated as of November 12, 2001 (as the same may from time to time be supplemented, amended or otherwise modified, the "Credit Agreement"), between SBC and Covad Communications Group, Inc., a Delaware Corporation ("Covad"), and (B) a party to that certain Resale Agreement, dated as of November 12, 2001 (the "Resale Agreement"), among SBC, Covad and Covad Communications Company, a wholly owned subsidiary of Covad, (ii) Covad, (iii) ______________________, as the lender (the "Lender") under that certain [Loan Agreement], dated ___________ __, ____ (as the same may from time to time be supplemented, amended or otherwise modified, the "Subordinated Loan Agreement"), between the Borrower (as hereinafter defined) and the Lender [and
(iv) the subsidiaries of Covad acting as Borrower under the Subordinated Loan Agreement, which are named on the signature pages of this Agreement].

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the obligations of Covad and its subsidiaries under and in connection with the Credit Agreement and the Resale Agreement constitute Senior Indebtedness (as hereinafter defined) and are secured by liens on substantially all of the property and assets of Covad and all of its subsidiaries; and

     WHEREAS, Covad and/or one or more of its subsidiaries (whether one or more, referred to herein as the "Borrower") desires to borrow [describe loan(s) under Subordinated Loan Agreement] (collectively, the "Loan") from the Lender the Subordinated Loan Agreement, which Loan shall be subordinated in rank and right of payment to the indefeasible payment in full of all Senior Indebtedness as hereinafter set forth; and

     WHEREAS, the parties hereto are entering into this Agreement in order to define their relative rights as hereinafter set forth and to set forth their agreement as to certain other matters specified herein;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and affirmed, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS

     1.1 Defined Terms. As used in this Agreement, the terms defined above shall have their respective meanings set forth above and capitalized terms used herein which are defined in the Credit Agreement shall have such defined meanings when so used.

     1.2 Other Definitional Provisions. The words "herein", "hereof" and "hereunder" and other words of similar impact refer to this Agreement as a whole, and not to any particular section, subsection or clause contained in this Agreement. Unless the context of


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Agreement clearly requires otherwise, references to the plural include the singular; references to the singular include the plural; the term "including" is not limiting; and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or".

     SECTION 2. AGREEMENT TO SUBORDINATE THE LOAN

     2.1 Subordinate Loan. The Borrower and the Lender agree that the Loan (including any guarantees thereof) shall be subordinated in rank and right of payment to the indefeasible payment in full of all Senior Indebtedness as set forth in Section 3 of this Agreement.

     2.2 Subordinated Loan Agreement. The parties agree that the Subordinated Loan Agreement shall provide for the subordination of the Loan and all Subordinated Loan Obligations (as hereinafter defined) to the same extent as, or to a greater extent than, and on terms no less favorable to SBC in any respect than, those set forth in this Agreement and, without limiting the generality of the foregoing, shall contain the subordination provisions set forth in Section 3 of this Agreement and the other applicable provisions set forth in this Agreement, mutatis mutandis, and the Subordinated Loan Agreement shall provide that such provisions shall not be amended or modified in any way without the prior, written consent of SBC.

     SECTION 3. SUBORDINATION

     3.1 Agreement to Subordinate. The Borrower and the Lender agree that the Subordinated Loan Obligations and the payment thereof are subordinated in rank and right of payment, to the extent and in the manner set forth in this Section 3, to the prior payment in full in cash or cash equivalents of all Senior Indebtedness, whether outstanding on the date of the Subordinated Loan Agreement or thereafter incurred and that the subordination is for the benefit of the holders of Senior Indebtedness. The provisions of this Section 3 shall constitute a continuing offer to all Persons that, in reliance upon such provisions, become holders of, or continue to hold Senior Indebtedness, and they or each of them including, without limitation, SBC, may enforce the rights of holders of Senior Indebtedness hereunder, subject to the terms and provisions hereof.

     3.2 Certain Definitions.

     "cash equivalents" means direct obligations of, or obligations guaranteed by, the United States of America, and the payment for which the United States pledges its full faith and credit maturing not more than 90 days after the date of the acquisition thereof.

     "Representative" means SBC or any trustee, agent or representative for any Senior Indebtedness.

     "Senior Indebtedness" means all principal of and premium, if any, and interest on (including, without limitation, interest accruing subsequent to the filing of, or which would have accrued but for the filing of, a petition for bankruptcy, whether or not such interest is an allowable claim in such bankruptcy proceeding), and all penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under, and all other amounts of any nature

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whatsoever owing in respect of, pursuant to or in connection with (i) the Credit
Agreement and the Loan Documents, including, without limitation, the Obligations, and (ii) the Resale Agreement including, without limitation, any repayment obligation in respect of all or any portion of the Prepayment for Services (as defined in the Resale Agreement), irrespective of when such repayment obligation may arise under the Resale Agreement.

     "Subordinated Loan Obligations" means all principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under, and all other amounts of any nature whatsoever owing in respect of, pursuant to or in connection with, the Subordinated Loan Agreement, the Loan and any other documentation entered into in connection with or governing the Loan, including, without limitation, payment of the Loan (including, without limitation, upon the acceleration or redemption thereof), together with and including, without limitation, any amounts received or receivable upon the exercise of rights of rescission or other rights of action (including, without limitation, claims for damages) or otherwise.

     A "distribution" or "payment" may consist of a distribution, payment or other transfer of assets by or on behalf of the Borrower (including, without limitation, a redemption, repurchase or other acquisition of the Loan) from any source, of any kind or character, whether in cash, securities or other property, by set-off or otherwise.

     3.3 Liquidation; Dissolution; Bankruptcy. Upon any distribution to creditors of the Borrower in a liquidation or dissolution of the Borrower or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Borrower or its property, an assignment for the benefit of creditors or any marshaling of the Borrower's assets and liabilities, (a) the holders of Senior Indebtedness will be entitled to receive payment in full in cash or cash equivalents of all such Senior Indebtedness (including, without limitation, interest after the commencement of any such proceeding [at the rate specified in the applicable Senior Indebtedness]) before the Lender will be entitled to receive any payment with respect to the Subordinated Loan Obligations and (b) until all Senior Indebtedness is paid and collected in full in cash or cash equivalents, any distribution to which the Lender would be entitled but for this Section 3 shall be made to SBC or the other the holders of Senior Indebtedness, if any, as their interests appear.

     3.4 Default on Senior Indebtedness. The Borrower may not make any payment or distribution to the Lender upon or in respect of the Subordinated Loan Obligations until all principal and other obligations with respect to Senior Indebtedness have been paid and collected in full in cash or cash equivalents, if

     (a) a default in the payment of any Senior Indebtedness (including, without limitation, any principal of, premium, if any, or interest on or fees relating to any Senior Indebtedness) occurs and is continuing beyond any applicable period of grace in the Credit Agreement, Resale Agreement or other agreement or document governing such Senior Indebtedness, or

     (b) any other default occurs and is continuing beyond any applicable grace period in the Credit Agreement, Resale Agreement or other agreement or document governing such Senior Indebtedness with respect to any Senior Indebtedness and the Lender receives a

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notice of such default from the Borrower or the holders of any Senior
Indebtedness (or their Representative).

     Payments on the Loan may not be resumed prior to the date on which such default is cured or waived in writing by SBC.

     3.5 Acceleration of Loan. If payment of the Loan or any Subordinated Loan Obligations is accelerated because of an event of default under the Subordinated Loan Agreement or otherwise, the Borrower and the Lender shall promptly notify SBC and any other holders of Senior Indebtedness of the acceleration.

     3.6 When Distribution Must Be Paid Over. In the event that the Lender receives any payment of any Subordinated Loan Obligations at a time when such payment is prohibited by Section 3.3 or 3.4 hereof, such payment shall be held by the Lender in trust for the benefit of, and shall be paid forthwith over and delivered to, SBC and the other holders of Senior Indebtedness, if any, as their interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay such Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

     3.7 Notice by Borrower. The Borrower shall promptly notify the Lender and any agent for the Lender under the Subordinated Loan Agreement of any facts known to the Borrower that would cause a payment of any Subordinated Loan Obligations to violate this Agreement, but failure to give such notice shall not affect the subordination of the Loan to the Senior Indebtedness as provided in this Agreement and this Section 3.

     3.8 Relative Rights. This Agreement and this Section 3 define the relative rights of the Lender and holders of Senior Indebtedness. Nothing herein shall:

          (1) impair, as between the Borrower and Lender, the obligation of the Borrower, which is absolute and unconditional, to pay the Loan in accordance with its terms; or

          (2) affect the relative rights of the Lender and creditors of the Borrower other than their rights in relation to holders of Senior Indebtedness.

     If the Borrower fails because of this Section 3 to pay on a Loan on the due date thereof, the failure is still a default or event of default in accordance with the terms of the Subordinated Loan Agreement.

     3.9 Subordination May Not Be Impaired By Borrower. No right of any holder of Senior Indebtedness to enforce the subordination of the Subordinated Loan Obligations or any other Indebtedness evidenced by the Loan shall be impaired by any act or failure to act by the Lender or by the failure of the Lender to comply with this Agreement or the Subordinated Loan Agreement.

     3.10 Distribution or Notice to Representative. Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the

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notice given to their Representative. Upon any payment or distribution of assets of the Borrower referred to in this Section 3, the Lender shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other Person making any distribution to the Lender for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other Indebtedness of the Borrower, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 3.

     3.11 Authorization to Effect Subordination. The Lender hereby authorizes and directs the other parties on its behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Agreement.

     3.12 No Waiver of Subordination Provisions.

     (a) No right of any present or future holder of any Senior Indebtedness to enforce subordination as provided in this Agreement or in the Subordinated Loan Agreement shall at any time in any way be prejudiced or impaired by any act or failure to act by any such holder.

     (b) Without in any way limiting the generality of paragraph (a) of this
Section 3.12, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Lender, without incurring responsibility to the Lender and without impairing or releasing the subordination provided in this Agreement or the Subordinated Loan Agreement or the obligations hereunder of the Lender to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, any Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing any Senior Indebtedness; (iii) release any Person liable in any manner for the collection or payment in any respect of any Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Borrower or any other Person.

     (c) Without in any way limiting the generality of paragraphs (a) and (b) of this Section 3.12, and notwithstanding any statement or provision to the contrary in the Subordinated Loan Agreement or any of the agreements, instruments or other documents entered into in connection therewith (collectively, the "Subordinated Loan Documents"), so long as the Credit Agreement or the Resale Agreement remains in effect or any Senior Indebtedness remains outstanding, SBC shall have the exclusive right to exercise and enforce or elect not to exercise or enforce all rights and privileges accruing to SBC by reason of the Credit Agreement, the Loan Documents or the Resale Agreement, as applicable, in each case insofar as such rights and privileges relate to the Senior Indebtedness or the Collateral, all in its sole and absolute discretion and in the exercise of its sole business judgment. The rights referred to herein include, more specifically, without limitation, the rights to sell or otherwise dispose of the Collateral, and to incur expenses in relation to the foregoing as all may be necessary or desirable to realize upon the Liens granted in the Credit Agreement, the Loan Documents, the Resale Agreement and any other collateral security documents and to exercise all of the rights and remedies of a secured

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lender under the UCC of any applicable jurisdiction, as applicable, in each case with respect to the Senior Indebtedness or the Collateral. The Lender agrees that, notwithstanding any statement or provision to the contrary in any of the Subordinated Loan Documents, so long as the Credit Agreement or the Resale Agreement remains in effect or any Senior Indebtedness remains outstanding, it will not exercise nor seek to exercise any rights or assert any claims under the Subordinated Loan Documents with respect to any Senior Indebtedness or Collateral nor take any action, nor institute any proceedings with respect thereto, nor contest, protest or object to any foreclosure or other proceeding or action brought by SBC, without the prior written consent of SBC.

     3.13 Amendments. The provisions of this Section 3 shall not be amended or modified without the written consent of SBC and all other holders, if any, of all Senior Indebtedness.

     SECTION 4. FURTHER ASSURANCES

     Each of the Lender and the Borrower severally and for itself only hereby agrees to promptly execute and deliver to SBC any and all such further instruments and documents and take such further action as SBC may reasonably request in order to fully effect the purposes of this Agreement.

     SECTION 5. REPRESENTATIONS AND WARRANTIES

     Each party represents and warrants to each other party that:

          (a) it has full power, authority and legal right to execute, deliver and perform this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement; and

          (b) this Agreement constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

     SECTION 6. CONSENT OF THE SUBORDINATED LENDERS

     6.1 Consent. The Lender consents that, without the necessity of any reservation of rights against the Lender, and without notice to or further assent by the Lender, (a) any demand for payment of any Senior Indebtedness may be rescinded in whole or in part and any Senior Indebtedness may be continued, and the Senior Indebtedness, or the liability of any Person upon or for any part thereof, or any collateral security or guaranty therefor or right of offset with respect thereto, or any obligation or liability of any other Person under the Senior Indebtedness, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered or released and (b) the Credit Agreement, the Loan Documents, the Resale Agreement and any documents or instrument evidencing or governing the terms of any Senior Indebtedness or any collateral security documents or guaranties or documents in connection therewith may be amended, modified, supplemented or

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terminated, in whole or in part, as SBC may, in its sole and absolute discretion, deem advisable from time to time, and any collateral security at any time held by or on behalf of SBC for the payment of any of the Senior Indebtedness may be sold, exchanged, waived, surrendered or released, in each case all without notice to or further assent by the Lender, who shall remain bound under this Agreement and the Subordinated Loan Agreement, and all without impairing, abridging, releasing or affecting the subordination provided for herein and therein, notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release. The Lender waives any and all notice of the creation, renewal, extension or accrual of any of the Senior Indebtedness and notice of or proof of reliance by SBC upon this Agreement, and the Senior Indebtedness shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement and all dealings between Covad (including any Borrower) and SBC shall be deemed to have been consummated in reliance upon this Agreement. The Lender waives notice of or proof of reliance on this Agreement and protest, demand for payment and notice of default.

     SECTION 7. PROVISIONS TO APPLY AFTER BANKRUPTCY; TURNOVER

     The provisions of this Agreement shall continue in full force and effect, notwithstanding the commencement of a case under the Title 11 of the United States Code, as amended (the "Federal Bankruptcy Code") by or against the Borrower or any Loan Party or any of its or their respective property.

     To the extent that the Lender has or acquires any rights under Section 363 or Section 364 of the Federal Bankruptcy Code, at such time as the Credit Agreement or the Resale Agreement is in effect or the Senior Indebtedness has not been indefeasibly paid in full, the Lender hereby agrees not to assert such rights without the prior written consent of SBC.

     If the Lender receives any property of, or payment from, the Borrower or a Loan Party after the commencement of such a case on account of a claim which is subordinated by the terms of this Agreement or the Subordinated Loan Agreement (whether as "adequate protection" payments or otherwise), the Lender shall immediately turn such property or payments over to SBC, in precisely the form received (except for the endorsement or assignment of such recipient when necessary) and, until so turned over, the same shall be held in trust by the Lender as the property of SBC.

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     SECTION 8. NO WAIVER, REMEDIES

     No failure to exercise, and no delay in exercising on the part of any party hereto, any right, power or privilege under this Agreement or the Subordinated Loan Agreement, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power of privilege under this Agreement or the Subordinated Loan Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement and the Subordinated Loan Agreement are cumulative and shall not be exclusive of any rights or remedies provided by law.

     SECTION 9. NOTICES

     All notices and other communications provided for hereunder to the respective parties hereto shall be in writing (including telecopy communication) and mailed, telecopied or delivered by hand to the respective address(es) as provided in the Credit Agreement or other applicable Loan Documents or, if to the Lender, addressed as set forth in the signature page hereto, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed, telecopied or delivered, be effective five (5) Business Days after being deposited, postage prepaid, in the mails, when telecopied with confirmation of receipt, or when delivered by hand to the addressee or its agent, respectively.

     SECTION 10. GOVERNING LAW

     This Agreement and the rights and obligations of the parties hereto, including the interpretation, construction, validity and enforceability thereof, shall be governed by, and construed and interpreted in accordance with, the law of the State of Delaware. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law of any jurisdiction, such provision shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or invalidity and without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 11. AMENDMENTS AND WAIVERS

     Neither this Agreement, nor any of terms hereof may be amended, waived, discharged or terminated except by a written instrument executed by [each of the parties hereto].

     SECTION 12. THIRD PARTY RIGHTS

     This Agreement is solely for the benefit of SBC and the Lender and their respective successors and assigns, and no other Person shall have any right, benefit, priority or other interest under, or because of the existence of, this Agreement.

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     SECTION 13. TERMINATION

     This Agreement shall terminate upon the indefeasible payment in full in cash or cash equivalents of all of the Senior Indebtedness.

     SECTION 14. COUNTERPARTS

     This Agreement may be executed in any number of counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same Agreement.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their proper and duly authorized officers as of the day and year first above written.

                                     SBC COMMUNICATIONS INC.

                                     By:
                                        --------------------------------------
                                        Name:
                                        Title:


                                     COVAD COMMUNICATIONS GROUP, INC.

                                     By:
                                        --------------------------------------
                                        Name:
                                        Title:


                                     [LENDER]

                                     By:
                                        --------------------------------------
                                        Name:
                                        Title:

                                     [Address]

                                     Attn: ________________

                                     Telecopy: ____________


                                     [COVAD SUBSIDIARY BORROWER(S)]

                                     By:
                                        --------------------------------------
                                        Name:
                                        Title:

                                     [Address]

                                     Attn: ________________

                                     Telecopy: ____________


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